UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 6, 2015

PBF ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2015, PBF Energy Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the several underwriters identified therein, relating to the sale of 10,000,000 shares of its Class A common stock (the “Shares”), par value $0.001 per share, at a price to the public of $31.00 per share in a registered offering under the Company’s shelf registration statement on Form S-3 (No. 333-193210) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), as supplemented by a prospectus supplement dated October 6, 2015. Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase from the Company up to an additional 1,500,000 shares of its Class A common stock. On October 7, 2015, the Underwriters notified the Company that they would exercise in full their option to purchase 1,500,000 additional shares of Class A common stock.

The offering is expected to close on October 13, 2015, subject to the satisfaction of the closing conditions set forth in the Underwriting Agreement. Under the Underwriting Agreement, the Company has also agreed to indemnify the underwriters party thereto against certain liabilities, or to contribute to payments that the underwriters party thereto may be required to make in respect of those liabilities.

Certain of the underwriters and/or their respective affiliates perform and have performed commercial and investment banking and advisory services for the Company and/or its affiliates from time to time for which they receive and have received customary fees and expenses. The underwriters and/or their respective affiliates may, from time to time, engage in transactions with and perform services for the Company and/or its affiliates in the ordinary course of their business for which they will receive fees and expenses. The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the offering, Stroock & Stroock & Lavan LLP rendered their opinion as to the validity of the shares of Class A common stock to be sold in the offering, which opinion is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the pricing of the offering is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, such press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 6, 2015
5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to the validity of the shares
23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)
99.1	Press release dated October 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2015

PBF Energy Inc. (Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 6, 2015
5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to the validity of the shares
23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)
99.1	Press release dated October 6, 2015